SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                December 28, 2004

                               SWISS MEDICA, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-09489               98-0355519
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


53 Yonge Street Third Floor, Toronto, Ontario, Canada              M5E 1J73
      (Address of principal executive offices)                    (Zip code)

 Registrant's telephone number, including area code:            (416) 868-0202

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Appointment of Principal Officers

            (b)

            Effective December 28, 2004, Raghu Kilambi resigned as the Chief Financial Officer of Swiss Medica, Inc. (the "Company"). Mr. Kilambi will continue to be the Company's Chief Executive Officer and director.

            (c)

            (1) Effective December 28, 2004, Bruce Fairbairn was appointed as the Chief Financial Officer of the Company.

            (2) Mr. Fairbairn has been the Company's Controller (part-time) since June 2003, controlling costs and building the accounting and budgeting systems. From 2000 to June 2003, Mr. Fairbairn was a financial consultant to mid-sized companies in the early growth stages. Prior to that, Mr. Fairbairn was responsible for all of the day-to-day operations of a privately-held corporation, including: financial reporting, cash flow analysis and control and implementation of maintenance of operating controls and procedures. Mr. Fairbairn graduated from McGill University with a Bachelors degree in Commerce.

            (3) The Company and Mr. Fairbairn are currently negotiating a definitive agreement relating to Mr. Fairbairn's employment with the Company.

Item. 8.01. Other Events.


            On December 28, 2004, the Company issued a press release announcing that the Company appointed Mr. Fairbairn as its Chief Financial Officer. Item
9.01. Financial Statements and Exhibits.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibit No. Description

Exhibit          Description                                                           Location
------------     ---------------                                                       -----------
                 Press Release dated  December 28, 2004  announcing  Chief  Financial
Exhibit 99.1     Officer appointment                                                   Provided herewith


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 30, 2004                    SWISS MEDICA, INC.


                                              By: /s/ Raghu Kilambi
                                                  ------------------------------
                                              Name:   Raghu Kilambi
                                              Title:   Chief Executive Officer


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